UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 1018

Dreyfus Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Mid-Cap Growth Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Mid-Cap Growth Fund, covering the 12-month period from January 1, 2012, through December 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In retrospect, 2012 was notable for the global equity markets’ resilience in the face of some tough macroeconomic challenges. Worries regarding sluggish employment growth, weak housing markets and Congressional gridlock weighed on investor sentiment in the United States at times during the year, yet U.S. stocks posted respectable gains, on average.An ongoing debt crisis led to recessionary conditions in Europe, particularly for some of the continent’s more peripheral nations, but aggressive actions from monetary policymakers helped some European stock markets produce double-digit returns.While China’s economy slowed in response to inflation-fighting measures, officials there appeared to have engineered a “soft landing,” and Chinese stocks generally ended the year with positive absolute returns.

We currently expect the U.S. and global economies to be modestly stronger in 2013, especially during the second half of the year.The global economy seems likely to benefit from Europe’s ongoing efforts to support its banking system and common currency, and by China’s moves toward more stimulative fiscal policies under new government leadership. In the United States, greater certainty regarding U.S. tax and fiscal policies, the resumption of postponed spending by businesses, and a continued housing recovery could support modestly higher rates of economic growth.We encourage you to discuss the implications of our economic analysis with your financial advisor, who can help you align your investments with the year’s challenges and opportunities.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2012, through December 31, 2012, as provided by B. Randall Watts, Jr., CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2012, Dreyfus Mid-Cap Growth Fund’s Class A shares produced a total return of 12.85%, Class C shares returned 11.98%, Class F shares returned 13.00% and Class I shares returned 13.24%.1 In comparison, the fund’s benchmark, the Russell Midcap Growth Index, produced a total return of 15.81% for the same period.2

Despite periodic bouts of heightened volatility, midcap stocks generally advanced during 2012 as global and domestic economic conditions improved. The fund produced lower returns than its benchmark, mainly due to shortfalls in the financials, health care and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund will normally invest at least 80% of its net assets in equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index.The fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation. We look for companies whose fundamental strengths suggest the potential for superior earnings growth over time.We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

Improving Economic Conditions Fueled Market Gains

Several positive macroeconomic developments drove stocks of all capitalization ranges higher during 2012. In the first quarter of the year, corporate earnings reports strengthened, domestic employment increased, a quantitative easing program in Europe forestalled a more severe regional banking crisis, and inflation-fighting efforts in China appeared to be effective. However, investor sentiment turned cautious during the spring, when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered political resistance.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Stocks rebounded over the summer amid more encouraging economic news, including a resumption of declines in the U.S. unemployment rate.The market lost ground again in November when a contentious political debate intensified regarding automatic tax hikes and spending cuts scheduled for the start of 2013. Nevertheless, continued corporate earnings strength and signs of an improving U.S. housing market enabled stocks to resume their rally, and the Russell Midcap Growth Index ended the year with double-digit gains. However, midcap stocks trailed their large- and small-cap counterparts, on average, during the year.

Security Selections Bolstered Fund Results

Although the fund participated to a significant degree in the benchmark’s gains in 2012, its relative performance was hindered by our security selection strategy in the financials sector. Among commercial banks, Wisconsin-based Associated Banc-Corp and Texas-based Prosperity Bancshares encountered net interest margin pressures in a low interest rate environment.The fund’s underweighted exposure to real estate investment trusts (REITs) prevented it from benefiting more fully from their above-average gains. In the health care sector, diagnostic imaging specialist Hologic reported disappointing revenue growth in its mammography business. The fund’s results in the consumer staples sector were undermined by energy drinks producer Monster Beverage, which missed earnings estimates due to weaker demand from consumers in international end markets. Finally, the fund’s lack of holdings in the telecommunications services sector weighed on its relative performance.

The fund achieved better relative results in other areas. Returns from the consumer discretionary sector were buoyed by apparel seller Urban Outfitters, which benefited from the success of new merchandising and e-commerce programs. Entertainment media distributor Netflix rallied when it reported better-than-expected results stemming from lower operating costs and strength in its U.S. streaming video subscription service. Accessories retailer Michael Kors Holdings gained value when consumers responded positively to its product lines, especially watches. Among industrial companies, electrical components manufacturer Thomas & Betts was acquired by a former rival at a substantial premium to its stock price at the time, and electromechanical devices maker AMETEK posted record operating margins due to a strong product mix, favorable pricing and cost reductions.

Equity Markets May Encounter Volatility

As we enter 2013, the fiscal cliff deal reached just after year-end delays the decision on the sequestration (regarding the debt ceiling), instead of removing it completely, as was proposed by the Obama administration in the cliff negotiations. Ultimately, the decision on the fate of spending austerity in 2013 is now tied closely to the debt ceiling deadline. Spending concerns could persist in the first half of the year as the risk of above-expected austerity in 2013 increases. However, as the fiscal situation is addressed, it is likely that pent-up demand will be released, driving up capital investment and job creation.We should also see improved valuations, and on a longer-term basis (2-3+ years), we believe multiples could expand once the market believes U.S. corporate earnings can grow steadily due to a truly sustainable fiscal path. This would likely be accompanied by money leaving the Treasury market.

As always, we continue to utilize a long-term view and remain focused on the strategy’s disciplined research-driven investment approach.

January 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Midsize companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies.The shares of midsize companies tend to trade less frequently than those of larger, more established companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class F and Class I shares of Dreyfus Mid-Cap Growth Fund on 12/31/02 to a $10,000 investment made in the Russell Midcap Growth Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes (after any expense reimbursements).The Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/12

	1	Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	6.42%		–2.16%	8.54%
without sales charge	12.85%		–1.01%	9.20%
Class C shares
with applicable redemption charge †	10.98%		–1.78%	8.34%
without redemption	11.98%		–1.78%	8.34%
Class F shares	13.00%		–0.82%	9.38%
Class I shares	13.24%		–0.73%	9.40%
Russell Midcap Growth Index	15.81%		3.23%	10.32%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Mid-Cap Growth Fund from July 1, 2012 to December 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2012

	Class A	Class C	Class F	Class I
Expenses paid per $1,000†	$7.65	$11.53	$6.38	$6.02
Ending value (after expenses)	$1,043.70	$1,039.00	$1,045.80	$1,045.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2012

	Class A	Class C	Class F	Class I
Expenses paid per $1,000†	$7.56	$11.39	$6.29	$5.94
Ending value (after expenses)	$1,017.65	$1,013.83	$1,018.90	$1,019.25

† Expenses are equal to the fund’s annualized expense ratio of 1.49% for Class A, 2.25% for Class C, 1.24% for
Class F and 1.17% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2012

Common Stocks—97.0%	Shares		Value ($)
Banks—2.9%
First Republic Bank	51,210		1,678,664
Prosperity Bancshares	42,140		1,769,880
			3,448,544
Capital Goods—13.4%
AMETEK	48,684		1,829,058
Dover	33,530		2,203,256
Fortune Brands Home & Security	62,710	[a]	1,832,386
Foster Wheeler	77,320	[a]	1,880,422
Hexcel	69,760	[a]	1,880,730
Jacobs Engineering Group	60,750	[a]	2,586,128
Roper Industries	16,999		1,895,049
Triumph Group	32,550		2,125,515
			16,232,544
Commercial & Professional Services—1.6%
Waste Connections	56,642		1,913,933
Consumer Durables & Apparel—4.3%
Coach	31,160		1,729,692
Harman International Industries	43,400		1,937,376
Under Armour, Cl. A	32,450	[a,b]	1,574,799
			5,241,867
Consumer Services—1.4%
Wynn Resorts	15,560		1,750,344
Diversified Financials—1.7%
Affiliated Managers Group	15,830	[a]	2,060,274
Energy—7.1%
Concho Resources	19,810	[a]	1,595,894
Oil States International	23,580	[a]	1,686,913
QEP Resources	57,490		1,740,222
Range Resources	27,783		1,745,606
Valero Energy	54,110		1,846,233
			8,614,868
Exchange-Traded Funds—1.4%
iShares Russell Midcap Growth Index Fund	26,010		1,633,428
Food & Staples Retailing—1.8%
Whole Foods Market	23,780		2,171,827

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco—1.5%
Dr. Pepper Snapple Group	42,370		1,871,907
Health Care Equipment & Services—10.6%
AmerisourceBergen	54,460		2,351,583
Catamaran	53,848	[a]	2,536,779
Hologic	86,030	[a]	1,723,181
MEDNAX	25,600	[a]	2,035,712
Universal Health Services, Cl. B	47,570		2,300,010
WellCare Health Plans	37,390	[a]	1,820,519
			12,767,784
Insurance—1.6%
Fidelity National Financial, Cl. A	82,870		1,951,589
Materials—2.7%
Cytec Industries	28,720		1,976,798
Reliance Steel & Aluminum	20,340		1,263,114
			3,239,912
Media—3.2%
CBS, Cl. B	51,830		1,972,131
Interpublic Group of Cos.	170,460		1,878,469
			3,850,600
Pharmaceuticals, Biotech &
Life Sciences—10.1%
Alexion Pharmaceuticals	17,730	[a]	1,663,251
Alkermes	96,940	[a]	1,795,329
Cubist Pharmaceuticals	46,660	[a]	1,962,520
Mylan	118,170	[a]	3,247,312
Onyx Pharmaceuticals	21,490	[a]	1,623,140
Perrigo	17,790		1,850,694
			12,142,246
Real Estate—2.9%
HCP	37,900	[c]	1,712,322
Mid-America Apartment Communities	28,540	[c]	1,847,965
			3,560,287

Common Stocks (continued)	Shares		Value ($)
Retailing—8.3%
American Eagle Outfitters	19,080		391,331
Dick’s Sporting Goods	34,400		1,564,856
GNC Holdings, Cl. A	56,470		1,879,322
Groupon	400,900	[a,b]	1,956,392
Rent-A-Center	51,390		1,765,760
Urban Outfitters	62,040	[a]	2,441,894
			9,999,555
Semiconductors & Semiconductor Equipment—1.9%
Skyworks Solutions	111,840	[a]	2,270,352
Software & Services—13.1%
Akamai Technologies	78,300	[a]	3,203,253
Citrix Systems	36,750	[a]	2,416,312
Electronic Arts	119,940	[a]	1,742,728
Nuance Communications	96,970	[a]	2,164,370
Synopsys	82,160	[a]	2,615,974
Total System Services	75,650		1,620,423
Vantiv, Cl. A	98,400		2,009,328
			15,772,388
Technology Hardware & Equipment—3.5%
Aruba Networks	89,590	[a,b]	1,858,992
F5 Networks	24,750	[a]	2,404,462
			4,263,454
Transportation—2.0%
C.H. Robinson Worldwide	37,810		2,390,348
Total Common Stocks
(cost $107,071,629)			117,148,051

Other Investment—3.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,544,993)	3,544,993	[d]	3,544,993

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—2.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $3,052,087)	3,052,087 [d]	3,052,087
Total Investments (cost $113,668,709)	102.5%	123,745,131
Liabilities, Less Cash and Receivables	(2.5%)	(2,982,107)
Net Assets	100.0%	120,763,024

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2012, the value of the fund’s securities on loan was
$3,028,749 and the value of the collateral held by the fund was $3,052,087.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Capital Goods	13.4	Materials	2.7
Software & Services	13.1	Transportation	2.0
Health Care Equipment & Services	10.6	Semiconductors &
Pharmaceuticals,		Semiconductor Equipment	1.9
Biotech & Life Sciences	10.1	Food & Staples Retailing	1.8
Retailing	8.3	Diversified Financials	1.7
Energy	7.1	Commercial & Professional Services	1.6
Money Market Investments	5.5	Insurance	1.6
Consumer Durables & Apparel	4.3	Food, Beverage & Tobacco	1.5
Technology Hardware & Equipment	3.5	Consumer Services	1.4
Media	3.2	Exchange-Traded Funds	1.4
Banks	2.9
Real Estate	2.9		102.5

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,028,749)—Note 1(b):
Unaffiliated issuers	107,071,629	117,148,051
Affiliated issuers	6,597,080	6,597,080
Receivable for investment securities sold		643,549
Dividends and securities lending income receivable		33,545
Receivable for shares of Common Stock subscribed		376
Prepaid expenses		27,581
		124,450,182
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		162,335
Cash overdraft due to Custodian		1,768
Liability for securities on loan—Note 1(b)		3,052,087
Payable for shares of Common Stock redeemed		386,237
Interest payable—Note 2		72
Accrued expenses		84,659
		3,687,158
Net Assets ($)		120,763,024
Composition of Net Assets ($):
Paid-in capital		148,353,121
Accumulated undistributed Investment income—net		11,268
Accumulated net realized gain (loss) on investments		(37,677,787)
Accumulated net unrealized appreciation
(depreciation) on investments		10,076,422
Net Assets ($)		120,763,024

Net Asset Value Per Share
	Class A	Class C	Class F	Class I
Net Assets ($)	21,511,163	9,762,346	81,291,336	8,198,179
Shares Outstanding	3,604,971	1,831,539	13,169,724	1,331,405
Net Asset Value Per Share ($)	5.97	5.33	6.17	6.16

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $1,376 foreign taxes withheld at source):
Unaffiliated issuers	1,383,532
Affiliated issuers	3,483
Income from securities lending—Note 1(b)	15,223
Total Income	1,402,238
Expenses:
Investment advisory fee—Note 3(a)	1,034,104
Shareholder servicing costs—Note 3(c)	300,714
Distribution fees—Note 3(b)	174,109
Accounting and administration fees—Note 3(c)	76,734
Professional fees	67,583
Registration fees	67,576
Prospectus and shareholders’ reports	44,519
Custodian fees—Note 3(c)	16,979
Directors’ fees and expenses—Note 3(d)	7,864
Interest expense—Note 2	72
Miscellaneous	24,167
Total Expenses	1,814,421
Less—reduction in expenses due to undertaking—Note 3(a)	(12,923)
Less—reduction in fees due to earnings credits—Note 3(c)	(527)
Net Expenses	1,800,971
Investment (Loss)—Net	(398,733)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,532,945
Net unrealized appreciation (depreciation) on investments	(375,081)
Net Realized and Unrealized Gain (Loss) on Investments	16,157,864
Net Increase in Net Assets Resulting from Operations	15,759,131

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012 [a]	2011
Operations ($):
Investment (loss)–net	(398,733)	(956,983)
Net realized gain (loss) on investments	16,532,945	13,536,164
Net unrealized appreciation
(depreciation) on investments	(375,081)	(12,390,087)
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,759,131	189,094
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	6,543,822	10,131,645
Class B Shares	389	58,449
Class C Shares	920,058	1,201,370
Class F Shares	956,428	3,038,977
Class I Shares	6,591,823	3,068,456
Cost of shares redeemed:
Class A Shares	(15,711,699)	(20,995,579)
Class B Shares	(226,579)	(335,578)
Class C Shares	(2,837,887)	(3,327,201)
Class F Shares	(12,057,719)	(11,216,710)
Class I Shares	(3,584,634)	(6,042,331)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(19,405,998)	(24,418,502)
Total Increase (Decrease) in Net Assets	(3,646,867)	(24,229,408)
Net Assets ($):
Beginning of Period	124,409,891	148,639,299
End of Period	120,763,024	124,409,891
Undistributed investment income–net	11,268	10,266

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2012 [a]	2011
Capital Share Transactions:
Class Ab
Shares sold	1,123,342	1,880,560
Shares redeemed	(2,687,550)	(3,919,408)
Net Increase (Decrease) in Shares Outstanding	(1,564,208)	(2,038,848)
Class Bb
Shares sold	73	11,593
Shares redeemed	(42,249)	(67,775)
Net Increase (Decrease) in Shares Outstanding	(42,176)	(56,182)
Class C
Shares sold	175,031	244,835
Shares redeemed	(546,064)	(684,847)
Net Increase (Decrease) in Shares Outstanding	(371,033)	(440,012)
Class F
Shares sold	158,808	542,424
Shares redeemed	(1,994,780)	(2,028,761)
Net Increase (Decrease) in Shares Outstanding	(1,835,972)	(1,486,337)
Class I
Shares sold	1,094,318	555,073
Shares redeemed	(594,243)	(1,120,660)
Net Increase (Decrease) in Shares Outstanding	500,075	(565,587)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended December 31, 2012, 11,580 Class B shares representing $61,979 were automatically converted to10,519 Class A shares and during the period ended December 31, 2011, 8,784 Class B shares representing $43,255 were automatically converted to 8,016 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Class A Shares	2012	2011	2010	2009 †	2008
Per Share Data ($):
Net asset value, beginning of period	5.29	5.29	4.00	3.17	6.28
Investment Operations:
Investment (loss)—net[a]	(.02)	(.04)	(.02)	(.03)	(.05)
Net realized and unrealized
gain (loss) on investments	.70	.04	1.31	.86	(3.06)
Total from Investment Operations	.68	—	1.29	.83	(3.11)
Net asset value, end of period	5.97	5.29	5.29	4.00	3.17
Total Return (%)[b]	12.85	.00 [c]	32.25	26.18	(49.52)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.53	1.51	1.56	1.77	1.45
Ratio of net expenses
to average net assets	1.50	1.37	1.36	1.75	1.45
Ratio of net investment (loss)
to average net assets	(.42)	(.74)	(.55)	(.86)	(.89)
Portfolio Turnover Rate	164.34	232.19	204.97	59.66	119
Net Assets, end of period ($ x 1,000)	21,511	27,324	38,099	23,448	29,525

† Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Amount represents less than .01%.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class C Shares	2012	2011	2010	2009 †	2008
Per Share Data ($):
Net asset value, beginning of period	4.76	4.79	3.66	2.92	5.83
Investment Operations:
Investment (loss)—net[a]	(.06)	(.07)	(.05)	(.05)	(.08)
Net realized and unrealized
gain (loss) on investments	.63	.04	1.18	.79	(2.83)
Total from Investment Operations	.57	(.03)	1.13	.74	(2.91)
Net asset value, end of period	5.33	4.76	4.79	3.66	2.92
Total Return (%)[b]	11.98	(.63)	30.87	25.34	(49.91)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.27	2.25	2.36	2.61	2.20
Ratio of net expenses
to average net assets	2.24	2.12	2.14	2.60	2.19
Ratio of net investment (loss)
to average net assets	(1.16)	(1.49)	(1.34)	(1.70)	(1.66)
Portfolio Turnover Rate	164.34	232.19	204.97	59.66	119
Net Assets, end of period ($ x 1,000)	9,762	10,477	12,661	11,678	14,033

† Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

		Year Ended December 31,
Class F Shares	2012	2011	2010	2009 †	2008
Per Share Data ($):
Net asset value, beginning of period	5.46	5.45	4.12	3.26	6.43
Investment Operations:
Investment (loss)—net[a]	(.01)	(.03)	(.02)	(.02)	(.04)
Net realized and unrealized
gain (loss) on investments	.72	.04	1.35	.88	(3.13)
Total from Investment Operations	.71	.01	1.33	.86	(3.17)
Distributions:
Net asset value, end of period	6.17	5.46	5.45	4.12	3.26
Total Return (%)	13.00	.18	32.28	26.38	(49.30)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.30	1.25	1.32	1.38	1.23
Ratio of net expenses
to average net assets	1.30	1.20	1.30	1.36	1.22
Ratio of net investment (loss)
to average net assets	(.20)	(.57)	(.50)	(.47)	(.68)
Portfolio Turnover Rate	164.34	232.19	204.97	59.66	119
Net Assets, end of period ($ x 1,000)	81,291	81,886	89,828	78,218	75,224

†	Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a	Based on average shares outstanding at each month end.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

			Year Ended December 31,
Class I Shares	2012		2011	2010	2009 †	2008
Per Share Data ($):
Net asset value, beginning of period	5.44		5.42	4.10	3.24	6.39
Investment Operations:
Investment income (loss)—net[a]	.00	[b]	(.03)	(.02)	(.02)	(.03)
Net realized and unrealized
gain (loss) on investments	.72		.05	1.34	.88	(3.12)
Total from Investment Operations	.72		.02	1.32	.86	(3.15)
Net asset value, end of period	6.16		5.44	5.42	4.10	3.24
Total Return (%)	13.24		.37	32.20	26.54	(49.30)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.20		1.23	1.34	1.49	1.20
Ratio of net expenses
to average net assets	1.18		1.10	1.14	1.47	1.19
Ratio of net investment income
(loss) to average net assets	.00	[c]	(.46)	(.33)	(.58)	(.65)
Portfolio Turnover Rate	164.34		232.19	204.97	59.66	119
Net Assets, end of period ($ x 1,000)	8,198		4,521	7,575	4,098	3,849

† Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Mid-Cap Growth Fund (the “fund”) is the sole series of Dreyfus Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified open-end management investment company.The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 1.05 billion shares of $.001 par value Common Stock. The fund currently offers four classes of shares: ClassA (350 million shares authorized), Class C (100 million shares authorized), Class F (500 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class F and Class I shares are sold at net asset value per share. Class F shares are sold only to Class F grandfathered investors, and Class I shares are sold only to institutional investors. The Company’s Board of Directors (the “Board”) approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that pri-oritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	115,514,623	—	—	115,514,623
Exchange-Traded
Funds	1,633,428	—	—	1,633,428
Mutual Funds	6,597,080	—	—	6,597,080

† See Statement of Investments for additional detailed categorizations.

At December 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least

102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2012, The Bank of New York Mellon earned $6,524 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended December 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2011	($)	Purchases ($)	Sales ($)	12/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	3,286,006		80,246,391	79,987,404	3,544,993		3.0
Dreyfus
Institutional
Cash
Advantage
Fund	4,940,106		65,116,812	67,004,831	3,052,087		2.5
Total	8,226,112		145,363,203	146,992,235	6,597,080		5.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2012, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $37,494,666 and unrealized appreciation $9,904,569.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2012. If not applied, the carryover expires in fiscal year 2017.

During the period ended December 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, real estate investment trusts and limited partnerships, the fund increased accumulated undistributed investment income-net by $399,735, increased accumulated net realized gain (loss) on investments by $101,922 and decreased paid-in capital by $501,657. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2012 was approximately $6,300 with a related weighted average annualized interest rate of 1.15%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is based on the fund’s average daily net assets and is computed at the following annual rates: 1% of the first $30

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

million, .75% of the next $270 million, .70% of the next $200 million, and .65% in excess of $500 million.The fee is payable monthly.

The Manager had agreed to waive receipt of its fees and/or assume the expenses of the fund, from January 1, 2012 through February 29, 2012, so that the annual direct expenses of the fund (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed an annual rate of 1.15% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $12,923 during the period ended December 31, 2012.

During the period ended December 31, 2012, the Distributor retained $2,165 from commissions earned on sales of the fund’s Class A shares and $592 from CDSCs on redemptions of Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended December 31, 2012, Class B and Class C shares were charged $244 and $76,617, respectively, pursuant to the Class B and Class C Distribution Plan.

The fund also adopted a Distribution Plan pursuant to Rule 12b-1 under the Act applicable to its Class F shares (the “Class F Plan”). Under the Class F Plan, the fund is authorized to reimburse the Distributor for expenses paid for distributing or servicing its Class F shares at an annual rate of up to .25% of the value of the average daily net assets of the fund’s Class F shares.The Distributor has agreed not to seek reimbursement of any expenses under the Class F Plan other than reimbursements for payments made to brokers and other intermediaries whose customers hold Class F shares (“Third Party Payments”). This commitment applies to any such expenses (other than Third Party Payments). This commitment will continue indefinitely and will not terminate without the prior approval of the Board. During the period ended December 31, 2012, Class F shares were charged $97,248 pursuant to the Class F Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2012, Class A, Class B and Class C shares were charged $66,170, $81 and $25,539, respectively, pursuant to the Shareholder Services Plan.

The Company has a shareholder services agreement with the Distributor, whereby the fund agrees to compensate the Distributor for providing certain shareholder servicing functions to holders of Class F shares. On an annual basis, the fund pays the Distributor a monthly fee of $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the period ended December 31, 2012, Class F shares were charged $77,309 pursuant to the shareholder services agreement.

Under its terms, the Distribution Plan, Class F Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan, Class F Plan or Shareholder Services Plan.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $52,019 for transfer agency services and $2,501 for cash management services. Cash management fees were partially offset by earnings credits of $290.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2012, the fund was charged $16,979 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $5,996 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $237.

The fund has agreed to compensate the Manager for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion, plus reasonable out-of-pocket expenses.

During the period ended December 31, 2012, the fund was charged $8,783 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $83,537, Distribution Plan fees $25,489, Shareholder Services Plan fees $25,532, custodian fees $6,600, Chief Compliance Officer fees $3,981, accounting fees $5,165 and transfer agency fees $12,031.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2012, amounted to $204,954,483 and $224,907,761, respectively.

At December 31, 2012, the cost of investments for federal income tax purposes was $113,840,562; accordingly, accumulated net unrealized appreciation on investments was $9,904,569, consisting of $12,948,013 gross unrealized appreciation and $3,043,444 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Dreyfus Funds Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Mid-Cap Growth Fund (the “Fund”), a series of Dreyfus Funds Inc., including the statements of investments as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.The financial highlights for each of the years in the two-year period ended December 31, 2009 were audited by other independent registered public accountants whose report thereon, dated February 25, 2010, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Mid-Cap Growth Fund as of December 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2013

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (2009)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 151
———————
Francine J. Bovich (61)
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 46
———————
James M. Fitzgibbons (78)
Board Member (2009)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 29
———————
Kenneth A. Himmel (66)
Board Member (2009)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 29

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (65)
Board Member (2009)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 29
———————
Roslyn M. Watson (63)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 38
———————
Benaree Pratt Wiley (66)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 60
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

OFFICERS OF THE FUND (Unaudited)

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $24,790 in 2011 and $25,160 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,390 in 2011 and $4,460 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,550 in 2011 and $2,590 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2011 and $0 in 2012.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2011 and $0 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $12,255,249 in 2011 and $12,372,510 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 26, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	February 26, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)